UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21880

Oppenheimer Rochester Michigan Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: March 31

Date of reporting period: 12/31/2015

Item 1.	Schedule of Investments.

STATEMENT OF INVESTMENTS December 31, 2015 Unaudited

Principal Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—97.2%
Michigan—76.3%
$50,000	Barry County, MI Building Authority[1]	5.650%	07/01/2017	$50,080

50,000	Benton Harbor, MI Charter COP[1]	8.000	05/01/2032	25,560

500,000	Dearborn, MI EDC (Henry Ford Village)	7.125	11/15/2043	508,470

20,000	Detroit, MI Downtown Devel. Authority[1]	4.750	07/01/2018	20,010

20,000	Detroit, MI Downtown Devel. Authority[1]	4.750	07/01/2025	20,005

8,525	Detroit, MI GO1	5.000	04/01/2019	8,531

24,800	Detroit, MI GO1	5.375	04/01/2016	24,857

137,175	Detroit, MI GO1	5.250	04/01/2024	137,182

5,425	Detroit, MI GO1	5.125	04/01/2022	5,429

1,100,000	Detroit, MI GO1	5.000	11/01/2030	1,178,463

575,000	Detroit, MI GO1	5.250	11/01/2035	622,817

6,200	Detroit, MI GO1	5.000	04/01/2022	6,481

15,500	Detroit, MI GO1	5.000	04/01/2019	15,532

31,000	Detroit, MI GO1	5.000	04/01/2017	31,070

18,600	Detroit, MI GO1	5.000	04/01/2016	18,645

250,000	Detroit, MI Local Devel. Finance Authority[1]	5.500	05/01/2021	245,202

75,000	Detroit, MI Local Devel. Finance Authority[1]	5.500	05/01/2021	73,561

100,000	Detroit, MI Local Devel. Finance Authority[1]	6.700	05/01/2021	100,062

1,595,000	Detroit, MI Local Devel. Finance Authority[1]	6.850	05/01/2021	1,596,292

1,750,000	Detroit, MI Sewer Disposal System[1]	7.500	07/01/2033	2,058,857

15,000	Detroit, MI Sewer Disposal System[1]	5.000	07/01/2033	15,166

20,000	Detroit, MI Sewer Disposal System[1]	5.000	07/01/2036	20,221

250,000	Detroit, MI Sewer Disposal System[1]	6.500	07/01/2024	282,820

1,000,000	Detroit, MI Water Supply System[1]	6.250	07/01/2036	1,129,590

85,000	Grand Rapids, MI Building Authority	5.000	10/01/2022	85,335

65,000	Grand Rapids, MI Building Authority	5.000	10/01/2028	65,240

500,000	Grand Rapids, MI EDC (Ferris State University)[1]	5.500	10/01/2035	563,955

100,000	Grand Traverse Academy, MI Public School Academy[1]	4.750	11/01/2032	94,450

500,000	Grand Traverse Academy, MI Public School Academy[1]	4.625	11/01/2027	483,375

155,000	Highland Park, MI Building Authority[1]	7.750	05/01/2018	171,520

30,000	Houghton, MI Tax Increment Finance Authority[1]	6.000	05/01/2019	30,233

500,000	Lincoln, MI Consolidated School District[1]	5.000	05/01/2020	501,950

1,225,000	Lincoln, MI Consolidated School District[1]	5.000	05/01/2020	1,243,473

10,000	Melvindale, MI Water Supply & Sewer[1]	5.700	06/01/2016	10,164

75,000	Meridian, MI EDC (Burcham Hills)[1]	5.250	07/01/2026	75,060

135,200	MI Finance Authority (City of Detroit)[1]	5.375	04/01/2016	135,511

169,000	MI Finance Authority (City of Detroit)[1]	5.000	04/01/2017	169,382

84,500	MI Finance Authority (City of Detroit)[1]	5.000	04/01/2019	84,672

747,825	MI Finance Authority (City of Detroit)[1]	5.250	04/01/2024	747,862

29,575	MI Finance Authority (City of Detroit)[1]	5.125	04/01/2022	29,576

46,475	MI Finance Authority (City of Detroit)[1]	5.000	04/01/2019	46,508

33,800	MI Finance Authority (City of Detroit)[1]	5.000	04/01/2022	35,330

101,400	MI Finance Authority (City of Detroit)[1]	5.000	04/01/2016	101,645

1,000,000	MI Finance Authority (Detroit School District)[1]	4.750	06/01/2016	1,005,080

500,000	MI Finance Authority (Detroit Water & Sewer)[1]	5.000	07/01/2035	560,600

250,000	MI Finance Authority (Hanley Public School)[1]	6.125	09/01/2040	263,683

1,000,000	MI Finance Authority (Sparrow Health)[1]	5.000	11/15/2032	1,162,750

1 OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value

Michigan (Continued)

$575,000	MI Finance Authority (Unemployment Obligation Assessment)[1]	5.000%		07/01/2022	$588,708

25,000	MI George Washington Carver Public School Academy COP[1]	8.000		09/01/2017	21,747

510,000	MI George Washington Carver Public School Academy COP[1]	8.125		09/01/2030	282,912

200,000	MI HEFA (Kettering University)[1]	5.000		09/01/2031	200,052

100,000	MI HEFA (Kettering University)[1]	5.000		09/01/2026	100,030

1,080,000	MI HEFA (Kettering University)[1]	5.500		09/01/2021	1,081,285

820,000	MI Hospital Finance Authority (CHETH/CHETI/CHE/THC Obligated Group)[1]	5.000		12/01/2026	853,489

145,000	MI Hospital Finance Authority (HFHS/HAPM/WH&MC Obligated Group)[1]	5.750		11/15/2039	165,101

5,000	MI Hospital Finance Authority (St. John Medical Center)	5.250		05/15/2026	5,021

15,000	MI Hsg. Devel. Authority (BGC-II Nonprofit Hsg. Corp.)[1,2]	5.500		01/15/2018	15,045

70,000	MI Hsg. Devel. Authority (Charter Square)[1,2]	5.500		01/15/2021	70,191

10,000	MI Hsg. Devel. Authority (Charter Square)[1]	5.500		01/15/2021	10,027

455,000	MI Hsg. Devel. Authority (Danbury Manor)[1]	5.300	[3]	06/01/2035	457,302

530,000	MI Hsg. Devel. Authority (Single Family Hsg.)[1]	5.500		12/01/2028	565,393

60,000	MI Hsg. Devel. Authority (Single Family Hsg.)[1]	5.000		12/01/2020	62,404

50,000	MI Hsg. Devel. Authority, Series A1	5.625		10/01/2031	54,507

50,000	MI Hsg. Devel. Authority, Series D1	5.125		04/01/2031	50,071

5,000	MI Municipal Bond Authority[1]	5.375		11/01/2020	5,008

3,000,000	MI Municipal Bond Authority[1]	5.000		10/01/2027	3,102,750

980,000	MI Municipal Bond Authority[1]	5.500		11/01/2020	992,240

55,000	MI Municipal Bond Authority	5.400		11/01/2016	55,115

60,000	MI New Beginnings Academy COP[1]	8.000		02/01/2032	42,416

125,000	MI Pansophia Academy COP[1]	7.000		06/01/2029	101,415

500,000	MI Public Educational Facilities Authority (Landmark Academy)[1]	6.625		06/01/2030	512,790

200,000	MI Public Educational Facilities Authority (Old Redford Academy)[1]	6.000		12/01/2035	200,026

729,698	MI Strategic Fund Limited Obligation (Wolverine Human Services)[1]	5.850		08/31/2027	673,847

1,630,000	MI Strategic Fund Limited Obligation (Wolverine Human Services)[1]	7.875		08/31/2028	1,677,303

1,730,000	MI Tobacco Settlement Finance Authority[1]	5.125		06/01/2022	1,597,309

1,100,000	MI Tobacco Settlement Finance Authority[1]	6.000		06/01/2048	992,178

47,650,000	MI Tobacco Settlement Finance Authority	7.250	[4]	06/01/2052	637,557

175,000	Plymouth, MI Educational Center Charter School (Public School Academy)[1]	5.625		11/01/2035	118,990

50,000	Plymouth, MI Educational Center Charter School (Public School Academy)[1]	5.375		11/01/2030	35,216

500,000	Renaissance, MI Public School Academy[1]	6.000		05/01/2037	531,555

265,000	Renaissance, MI Public School Academy[1]	5.500		05/01/2027	276,331

790,000	Royal Oak, MI Hospital Finance Authority (William Beaumont Hospital)[1]	8.250		09/01/2039	940,203

15,000	Saginaw County, MI (Williamson Acres Drain)[1]	5.000		06/01/2018	15,238

25,000	Scio Township, MI Building Authority[1]	5.650		05/01/2017	25,332

2 OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value

Michigan (Continued)

$20,000	Scio Township, MI Building Authority[1]	5.650%		05/01/2016	$20,296

1,600,000	Warren, MI Consolidated School District[1]	5.000		05/01/2019	1,624,384

275,000	Wayne County, MI Building Authority	5.250		06/01/2016	276,048

475,000	Wayne, MI Charter County Airport Facilities (Northwest Airlines)[1]	6.000		12/01/2029	476,145

					35,375,234

U.S. Possessions—20.9%
685,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	686,110

1,090,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	1,094,665

355,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375		05/15/2033	362,100

445,000	Puerto Rico Commonwealth GO	5.750		07/01/2041	293,375

545,000	Puerto Rico Commonwealth GO1	5.000		07/01/2033	544,984

500,000	Puerto Rico Commonwealth GO	5.000		07/01/2022	326,110

2,300,000	Puerto Rico Electric Power Authority, Series AAA[5]	5.250		07/01/2031	1,481,591

250,000	Puerto Rico Electric Power Authority, Series TT5	5.000		07/01/2032	161,063

750,000	Puerto Rico Highway & Transportation Authority	5.750		07/01/2020	357,675

5,000	Puerto Rico Highway & Transportation Authority	5.000		07/01/2028	1,168

60,000	Puerto Rico Highway & Transportation Authority, Series G	5.000		07/01/2042	13,833

650,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.250		10/01/2024	331,662

1,855,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.500		10/01/2037	940,930

75,000	Puerto Rico ITEMECF (San Lucas & Cristo Redentor Hospitals)	5.750		06/01/2029	26,156

115,000	Puerto Rico ITEMECF (University of the Sacred Heart)[1]	5.000		10/01/2020	92,564

15,000	Puerto Rico Municipal Finance Agency, Series A	5.250		08/01/2020	15,054

550,000	Puerto Rico Municipal Finance Agency, Series A1	5.000		08/01/2027	549,973

120,000	Puerto Rico Municipal Finance Agency, Series A1	5.250		08/01/2021	120,432

10,000	Puerto Rico Public Buildings Authority	5.125		07/01/2024	5,849

250,000	Puerto Rico Public Buildings Authority	7.000		07/01/2025	160,242

500,000	Puerto Rico Public Buildings Authority	5.375		07/01/2033	284,535

1,700,000	Puerto Rico Public Finance Corp., Series B6	5.500		08/01/2031	272,000

1,500,000	Puerto Rico Sales Tax Financing Corp., Series A	6.500		08/01/2044	631,065

1,000,000	Puerto Rico Sales Tax Financing Corp., Series C	5.750		08/01/2057	568,940

1,000,000	Puerto Rico Sales Tax Financing Corp., Series C	0.000	[7]	08/01/2032	391,330

					9,713,406

Total Investments, at Value (Cost $52,272,699)—97.2%					45,088,640

Net Other Assets (Liabilities)—2.8					1,304,099

Net Assets—100.0%					$46,392,739

3 OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings.

2. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

3. Represents the current interest rate for a variable or increasing rate security.

4. Zero coupon bond reflects effective yield on the date of purchase.

5. Subject to a forbearance agreement. Rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

6. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

7. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

To simplify the listings of securities, abbreviations are used per the table below:
CHE	Catholic Health East
CHETH	CHE Trinity Health
CHETI	CHE Trinity Inc.
COP	Certificates of Participation
EDC	Economic Devel. Corp.
GO	General Obligation
HAPM	Health Alliance Plan of Michigan
HEFA	Higher Education Facilities Authority
HFHS	Henry Ford Health System
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
TASC	Tobacco Settlement Asset-Backed Bonds
THC	Trinity Healthy Corp.
WH&MC	Wyandotte Hospital & Medical Center

4 OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS December 31, 2015 Unaudited

1. Organization

Oppenheimer Rochester Michigan Municipal Fund (the “Fund”) is a non-diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean

5 OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or

6 OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

(ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts at period end based on valuation input level:

7 OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Michigan	$—	$35,375,234	$—	$35,375,234
U.S. Possessions	—	9,713,406	—	9,713,406

Total Assets	$—	$45,088,640	$—	$45,088,640

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the

8 OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal

9 OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its

10 OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Statement of Assets and Liabilities in the annual and semiannual reports (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities in the annual and semiannual reports equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations in the annual and semiannual reports, while interest payable on the related short-term floating rate securities is recorded as interest expense.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities in the annual and semiannual reports, and interest on the security is recorded as investment income on the Fund’s Statement of Operations in the annual and semiannual reports.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund.

At period end, the fund had no outstanding inverse floaters.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had sold securities issued on a delayed delivery basis as follows:

11 OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

When-Issued or Delayed Delivery Basis Transactions
Sold Securities	$ 10,000

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest at period end is as follows:

Cost	$1,687,638
Market Value	$272,000
Market Value as % of Net Assets	0.59%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. At period end, securities with an aggregate market value of $1,642,654, representing 3.54% of the Fund’s net assets, were subject to these forbearance agreements.

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.

Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

12 OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$52,272,699

Gross unrealized appreciation	$1,799,920
Gross unrealized depreciation	(8,983,979)

Net unrealized depreciation	$(7,184,059)

13 OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

Item 2.	Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Michigan Municipal Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	2/17/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	2/17/2016

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	2/17/2016